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                                                                  Exhibit 10.329

John's Creek Village.

                                   ASSIGNMENT

     This Assignment is made as of the 23rd day of June 2004 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("Assignor") to and for the benefit of INLAND WESTERN DULUTH JOHN'S CREEK, L.L.C., a Delaware limited liability company ("Assignee").

     Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as Buyer under into that certain Letter Agreement dated as of March 24, 2004, as amended and entered into by and between Hendon/JDN Johns Creek Village, L.L.C., a Georgia limited liability company, as seller, and Assignor, as Buyer (collectively, the "Agreement"), for the sale and purchase of the property described by the Agreement, located in Duluth, Fulton County, Georgia.

     Assignor represents and warrants that it is the Buyer under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity. By acceptance hereof, Assignee accepts the foregoing assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Buyer under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

     IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument as of the date first written above.

                                   ASSIGNOR:

                                   INLAND REAL ESTATE ACQUISITIONS, INC.
                                   an Illinois corporation

                                   By: /s/ Karen Kautz
                                       -----------------------------
                                   Name:   Karen Kautz
                                   As Its: Vice President


                                   ASSIGNEE:

                                   INLAND WESTERN DULUTH JOHN'S CREEK,
                                   L.L.C., a Delaware limited liability company

                                   By: /s/ Karen Kautz
                                       -----------------------------
                                   Name:   Karen Kautz
                                         ----------------------------
                                   As Its: Authorized Agent
                                           -------------------------